                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2003
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                            FALCONSTOR SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

Delaware                            0-23970                 77-0216135
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)

                    125 Baylis Road, Melville, New York 11747
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                     Address of principal executive offices

        Registrant's telephone number, including area code: 631-777-5188
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         (Former name or former address, if changed since last report.)

Item 9.     Information Provided Under Item 12 (Results of Operations and
            Financial Condition

            The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

            On April 24, 2003, FalconStor Software, Inc. (the "Company"), issued a press  release  announcing  its results of operations  for the fiscal  quarter ended March 31, 2003.

            The text of a press  release  issued by the Company is  furnished as
Exhibit 99.1 and is incorporated herein by reference.

                Exhibit Number      Description
                --------------      -----------

                   99.1             Press Release of the Company dated April 24,
                                    2003.

                                    SIGNATURE
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  FALCONSTOR SOFTWARE, INC.

Dated: April 24, 2003                         By: /s/ Jacob Ferng
                                                  ------------------------------
                                                  Name:  Jacob Ferng
                                                  Title: Chief Financial Officer
                                                         and Vice President

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